906 CERTIFICATION OF CERTIFYING OFFICER

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-Q of Royal Union Holding Corporation for the Quarter Ended September 30, 2010, Heidi Williams, Chief Executive Officer and Tammy Hardcastle, Chief Financial Officer of Royal Union Holding Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in such Quarterly Report on Form 10-Q for the Quarter ended September 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of Royal Union Holding Corporation

Dated:  November 5, 2010

Royal Union Holding Corporation

By: /s/ Heidi Williams
Chief Executive Officer

By: /s/ Tammy Hardcastle
Chief Financial Officer